Direxion Daily Communication Services Index Bull 3X Shares (TAWK)
Direxion Daily Communication Services Index Bear 3X Shares (MUTE)
Direxion Daily Consumer discretionary Bear 3X Shares (PASS)
Direxion Daily Consumer Staples Bull 3X Shares (NEED)
Direxion Daily Consumer Staples Bear 3X Shares (LACK)
Direxion Daily MSCI Japan Bull 3X Shares (JPNL)
Direxion Daily MSCI Developed Markets Bull 3X Shares (DZK)
Direxion Zacks MLP High Income Index Shares (ZMLP)
Direxion All Cap Insider Sentiment Shares (KNOW)
(the “Funds”)

Supplement dated September 18, 2020
to the Summary Prospectuses, Prospectuses and
the Statements of Additional Information (“SAI”), as last supplemented

Shares of the Funds will cease trading on the NYSE Arca, Inc. (“NYSE”) and will be closed to purchase by investors as of the close of regular trading on the NYSE on October 16, 2020 (the “Closing Date”). The Funds will not accept purchase orders after the Closing Date.
Shareholders may sell their holdings in a Fund prior to the Closing Date subject to customary brokerage charges. However, from October 16, 2020 through October 23, 2020 (the “Liquidation Date”) shareholders may only be able to sell their shares to certain broker-dealers and there is no assurance that there will be a market for a Fund’s shares during this time period. Between the Closing Date and the Liquidation Date, each Fund will be in the process of winding down and liquidating its portfolio. This process will result in a Fund increasing its cash holdings and, as a consequence, not pursuing its investment objective.
On or about the Liquidation Date, each Fund will liquidate its assets and distribute cash pro rata to all shareholders who have not previously redeemed or sold their shares. These distributions are taxable events. In addition, these payments to shareholders may include accrued capital gains and dividends. As calculated on the Liquidation Date, each Fund’s net asset value will reflect the costs of closing the Fund. Once the distributions are complete, the Funds will terminate.
Rafferty Asset Management, LLC (“Rafferty”), the Funds’ investment adviser, informed the Board of Trustees (the “Board”) of the Direxion Shares ETF Trust of its view that each Fund could not conduct its business and operations in an economically efficient manner over the long term due to each Fund’s inability to attract sufficient investment assets to maintain a competitive operating structure, and recommended each Fund’s closure and liquidation to the Board. The Board determined, after considering Rafferty’s recommendation, that it is in the best interests of the Funds and their shareholders to liquidate and terminate the Funds as described above.
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For more information, please contact the Funds at (866) 476-7523.

Please retain this Supplement with your Summary Prospectus, Prospectus and SAI.